THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2023

NML VARIABLE ANNUITY ACCOUNT A
SUPPLEMENT TO THE PROSPECTUS
FLEXIBLE PAYMENT VARIABLE ANNUITY

This Supplement updates certain information in the most recent prospectus (the “Prospectus”) for the above-referenced variable annuity contract and any supplements to the Prospectus. You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplements without charge upon request.
Effective January 1, 2024, the FEDERAL INCOME TAX SECTION is amended as follows:
Under “Taxation of Contract Benefits”, the section “Minimum Distribution Requirements” is replaced in its entirety with the content below:
Required Minimum Distributions Qualified Contracts are subject to required minimum distribution (RMD) rules that govern the timing and amount of distributions. There is a 25% excise tax on any shortfall to taking the full RMD for a year, which is reduced to 10% if the shortfall is corrected within two years.
For IRAs, RMDs must begin by an individual’s “applicable age.” For most other Qualified Contracts, distributions generally must begin by the later of the individual’s applicable age or retirement. For individuals who reached age 70 ½ before January 1, 2020, the applicable age is 70 1/2. For individuals who reach age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75. For Roth IRAs or accounts, no RMDs are required during the individual’s lifetime.
RMDs rules also apply after death. Under recent changes to the law, most beneficiaries must take distributions within ten years. Certain “eligible designated beneficiaries” are permitted to take distributions over life or life expectancy. Eligible designated beneficiaries include spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. There are additional rules for situations where there is no designated beneficiaries or the beneficiary is a trust.
The details of the RMD rules are extremely complex. Consult a tax adviser for additional information.
Under “Taxation of Contract Benefits”, the section “Spousal Exceptions” is removed in its entirety.
Please retain this Supplement for future reference.
This Supplement is dated December 28, 2023.